UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 21, 2014

Black Ridge Oil & Gas, Inc.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

000-53952	27-2345075
(Commission File Number)	(I.R.S. Employer Identification No.)

10275 Wayzata Boulevard, Suite 100, Minnetonka, Minnesota	55305
(Address of principal executive offices)	(Zip Code)

(952) 426-1241
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

☐	Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c)

Item 1.01 Entry into a Material Definitive Agreement.

On April 21, 2014, Black Ridge Oil & Gas, Inc., a Nevada corporation (the “Company”), entered into an amendment (the “Amendment”) to the Credit Agreement dated August 8, 2013, by and between the Company and Cadence Bank, N.A., a national banking association (the “Bank”) (“Senior Credit Facility”). The Amendment increases the borrowing base amount from $18,000,000 to $20,000,000. The foregoing description of the Amendment to the Credit Agreement is a summary only and is qualified in its entirety by reference to the Third Amendment to Credit Agreement, attached hereto as Exhibit 10.1, which is incorporated herein by reference.

On April 21, 2014, Chambers Energy Management, LP, as administrative agent (“Chambers”), and several other lenders under the Company’s Second Lien Credit Agreement dated August 8, 2013 (the “Subordinated Credit Facility”) consented to an increase in the available commitments under the Subordinated Credit Facility in the amount of $5,000,000 to a total current available commitment of $30,000,000 (the “Subordinated Credit Facility Consent”). The Subordinated Credit Facility provides for a total of $75,000,000, with the additional $45,000,000 available upon the consent of Chambers. In addition, the Subordinated Credit Facility Consent changes the reference to the amount under the First Lien Carve Out from $18,000,000 to $20,000,000. The foregoing description of the Subordinated Credit Facility Consent is a summary only and is qualified in its entirety by reference to the Consent to Second Lien Credit Agreement, attached hereto as Exhibit 10.2, which is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On April 23, 2014, the Company issued a press release regarding the Amendment and Subordinated Credit Facility Consent and certain other information. A copy of the press release is being furnished pursuant to Regulation FD as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. The information in the press release and this Item 7.01 shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section. Furthermore, the press release shall not be deemed to be incorporated by reference into the Company's filings under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except as set forth with respect thereto in any such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1	Third Amendment to Credit Agreement, dated April 21, 2014 by and between Black Ridge Oil & Gas, Inc., as Borrower, and Cadence Bank, N.A., as Lender.

10.2	Consent Related to Second Lien Credit Agreement, dated April 21, 2014, provided by Chambers Energy Management, LP, as Administrative Agent, and the several other lenders.

99.1	Press release (furnished).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BLACK RIDGE OIL & GAS, INC.

(Registrant)

Date: April 23, 2014

/s/ James Moe, Chief Financial Officer

James Moe, Chief Financial Officer

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